UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2025 (May 6, 2025)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors of the United States Steel Corporation (the “Corporation”) previously adopted, subject to stockholder approval, the amendment and restatement of the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan, as amended and restated (the “Amended Plan”), to increase the number of shares of the Company’s common stock issuable thereunder by 9,730,000 shares and permit grants to be made for ten years from the date of stockholder approval. As reported under Item 5.07 below, the stockholders of the Company voted to approve the Amended Plan on May 6, 2025. The foregoing description of the Amended Plan is qualified in its entirety by reference to the text of the Amended Plan, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2025, the Corporation amended its Certificate of Incorporation to provide for limited officer exculpation, as permitted by the Delaware General Corporation Law. The amendment was approved by stockholders on May 6, 2025, as reported in Item 5.07 below. The foregoing description of the amended Certificate of Incorporation is qualified in its entirety by reference to the text of the Third Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Corporation was held on May 6, 2025. The following matters were acted upon:

1. ELECTION OF DIRECTORS

Tracy A. Atkinson, Andrea J. Ayers, David B. Burritt, Alicia J. Davis, Terry L. Dunlap, John J. Engel, Murry S. Gerber, Paul A. Mascarenas, Michael H. McGarry and David S. Sutherland were elected as directors, to serve an annual term expiring at the 2026 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Withheld
Tracy A. Atkinson	158,750,186	1,967,348
Andrea J. Ayers	158,717,285	2,000,068
David B. Burritt	158,151,793	2,595,517
Alicia J. Davis	158,780,940	1,936,207
Terry L. Dunlap	158,538,560	2,178,357
John J. Engel	156,589,577	4,127,382
Murry S. Gerber	157,110,881	3,606,576
Paul A. Mascarenas	158,793,313	1,923,747
Michael H. McGarry	157,858,870	2,858,871
David S. Sutherland	158,027,592	2,689,503

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,179,386	8,674,208	1,128,806	24,704,120

3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2024 was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,110,607	3,475,188	1,100,725	0

4. AMENDMENT AND RESTATEMENT OF OMNIBUS INCENTIVE COMPENSATION PLAN

The amended and restated 2016 Omnibus Incentive Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,602,711	5,652,491	727,198	24,704,120

5. AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The amendment to the Certificate of Incorporation to provide for limited officer exculpation was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,246,866	11,112,981	622,553	24,704,120

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of United States Steel Corporation, effective as of May 8, 2025.

10.1	United States Steel Corporation 2016 Omnibus Incentive Compensation Plan, as amended and restated effective May 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: May 9, 2025